SECOND AMENDMENT TO CREDIT AGREEMENT

          THIS SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of February 4, 1997 (this "Amendment"), is among COMSTOCK RESOURCES, INC. a Nevada corporation ("CRI"), COMSTOCK OIL & GAS, INC., a Nevada corporation ("COG"), COMSTOCK OIL & GAS - LOUISIANA, INC., a Nevada corporation ("COGL"), COMSTOCK OFFSHORE ENERGY, INC., a Delaware corporation ("COE") and BLACK STONE OIL COMPANY, a Texas corporation ("Black Stone") (CRI, COG, COGL, COE and Black Stone may hereinafter collectively be referred to as the "Borrowers"), the lenders party to the Credit Agreement described below (collectively, the "Banks" and individually, a "Bank"), BANK ONE, TEXAS, N.A., as co-agent for the Banks (in such capacity, the "Co-Agent") and THE FIRST NATIONAL BANK OF CHICAGO, as agent for the Banks (in such capacity, the "Agent").

                                     RECITAL

          The Borrowers, the Co-Agent, the Agent and the Banks are parties to a Credit Agreement dated as of August 13, 1996, as amended by a First Amendment to Credit Agreement dated as of November 26, 1996 ( the "Credit Agreement"). The Borrowers desire to amend the Credit Agreement and the Agent, the Co-Agent and the Banks are willing to do so strictly in accordance with the terms hereof.

                                      TERMS

          In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

     ARTICLE I.  AMENDMENTS.  Upon  fulfillment  of the  conditions set forth in
Article III hereof, the Credit Agreement shall be amended as follows:

          1.1 The table  contained in the  definition  of  Applicable  Margin in
Section 1.1 is restated as follows:

                                                                  Commitment
 Utilization Percentage           Eurodollar     Floating         Fee under
       "UP"                       Rate Loan     Rate Loan        Section 4.3(a)
 ----------------------           ---------     ---------        ---------------

UP greater than or equal to 90%      1.50%         0.25%            .375%

UP greater than or equal to 75%
        and less than 90%            1.25%         0.00%            .25%

UP greater than 55% and
        less than 75%                1.00%         0.00%            .25%

UP less than 55%                     0.75%         0.00%            .25%


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          1.2 The definition of "Advances" is restated as follows:

          "Advances" shall mean the Loans.

          1.3 The definitions of "L/C Bank" and "L/C Commitment" are deleted and the definitions of "Letter of Credit" and "Letter of Credit Advance" are restated as follows:

          "Letter of Credit" shall mean any standby letter of credit or commercial letter of credit issued by any Bank at any time for the account of any Borrower, it being acknowledged that Letters of Credit are not issued pursuant to this Agreement or any commitment, but they must be issued by a Bank within the limitations contained in Section 7.2(d)(iii) and the requirements of Section 8.4 in order to be secured by the Security Documents.

          "Letter of Credit Advance" shall mean any issuance of a Letter of Credit.

          1.4 Section 3.1 is amended by replacing clause 3.1(a)(iii) with the following: "[intentionally omitted]" and deleting the last two sentences thereof.

          1.5 The following is deleted from Section 3.2(b): "and the aggregate outstanding principal amount of all Letter of Credit Advances, after giving effect to the proposed Letter of Credit Advance, does not exceed the lesser of $1,000,000 or CNG/CRI Guaranteed Formula".

          1.6 The text of Sections 3.3 and 4.3(b) is replaced with the following: "[intentionally omitted]" and the following is hereby deleted from
Section 4.3(a): "and the Borrowers agree to pay to the Agent, for the pro rata account of the L/C Banks , a commitment fee computed at the per annum rate equal to the Applicable Margin on the amount by which the L/C Commitments exceed the aggregate outstanding amount of the Letter of Credit Advances, for the period from the Effective Date until the Termination Date.".

          1.7 Reference in Section  7.1(d)(iii) to "Sections  7.2(a),  (b), (c),
(i), (j) and (l)" is deleted and "Sections 7.2(a), (b), (c), (i) and (j)" is substituted in place thereof.

          1.8 Sections 7.1(d)(vii) and (viii) are restated as follows:

               (vii) As soon as available and in any event within 90 days after each January 1, commencing with January 1, 1997, an annual reserve report as of each such January 1 with respect to all Hydrocarbon reserves of the Borrowers prepared by an independent engineering firm of recognized standing acceptable to the Required Banks in accordance with accepted industry practices and otherwise acceptable and in form and substance satisfactory to the Required Banks, and including without limitation all assets included in the Borrowing Base, and within 90 days after each July 1 thereafter, a reserve report as of each such July 1, as the case may be, with respect to all Hydrocarbon reserves of the Borrowers prepared by the Borrowers in accordance with accepted industry practices and otherwise acceptable and in form and substance satisfactory to the Required Banks, and including without limitation all assets included in the Borrowing Base;

               (viii) On or within 30 days after the request of the Agent or the Required Banks in connection with a redetermination of the Borrowing


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          Base  permitted  under Section 9.14,  an updated  reserve  report with respect to all Hydrocarbon reserves of the Borrowers prepared by an independent engineering firm of recognized standing acceptable to the Required Banks in accordance with accepted industry practices and otherwise acceptable and in form and substance satisfactory to the Required Banks, and including without limitation all assets included in the Borrowing Base;

          1.9 Reference in Section 7.2(d)(iii) to "$1,000,000" is deleted and "$5,000,000" is substituted in place thereof.

          1.10 Section 7.2(e)(iii) is restated as follows:

               (iii) Liens created pursuant to the Security Documents and Liens expressly permitted by the Security Documents, including without limitation liens securing any reimbursement and other obligations pursuant to any Letters of Credit issued by any Bank for the account of any Borrower, and it is acknowledged and agreed that, without limiting the indebtedness secured by the Security Documents, each Security Document secures all reimbursement and other obligations incurred at any time by any Borrower pursuant to any Letter of Credit issued by any Bank for the account of any Borrower;

          1.11 Section 7.2(f) is restated as follows:

               (f) Merger; Acquisitions; Etc. Purchase or otherwise acquire, whether in one or a series of transactions, unless the Required Banks shall otherwise consent in writing, all or any substantial portion of the business assets, rights, revenues or property, real, personal or mixed, tangible or intangible, of any Person, or all or any substantial portion of the capital stock of or other ownership interest in any other Person, nor merge or consolidate or amalgamate with any other Person or take any other action having a similar effect, unless, in each of the foregoing cases, each of the following conditions is satisfied: (i) no Default or Event of Default exists either before or after such acquisition, merger, consolidation, amalgamation or other action having a similar effect, (ii) if such transaction is a merger, consolidation, amalgamation or other action having a similar effect, a Borrower is the surviving entity and (iii) in the case of any take-over bid or offer to acquire all or substantially all of the outstanding voting or equity securities of a corporation or an acquisition of all or substantially all of the assets of any Person, the board of directors of the target corporation or management of the target Person (if the target is not a corporation) has recommended acceptance of such bid or offer.

          1.12  Reference  in Section  7.2(g) to  "$5,000,000"  is  deleted  and
"$15,000,000"  is  substituted  in  place  thereof  and  reference   therein  to
"$1,000,000" is deleted and "$5,000,000" is substituted in place thereof.

          1.13 Reference in Section 7.2(i) to "$5,000" is deleted and "$25,000" is substituted in place thereof.

          1.14  Clause  (ii) of Section  7.2(i) is  restated to read as follows:
"(ii) loans and advances among the Borrowers or any Subsidiary of any Borrower guaranteeing all indebtedness, obligations and liabilities of the Borrowers to the Banks and the Agent pursuant to a guaranty and other agreements satisfactory


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

to the Agent," and reference in clause (iii) of Section 7.2(i) to "$1,000,000" is deleted and "$5,000,000" is substituted in place thereof.

          1.15 Section 7.2(j) is restated as follows:

               (j) Dividends.  With respect to CRI only,  make, pay,  declare or authorize any dividend, payment or other distribution in respect of any class of its capital stock or any dividend, payment or distribution in connection with the redemption, repurchase, defeasance, conversion, retirement or other acquisition, directly or indirectly, of any shares of its capital stock, (all of the foregoing defined herein as "Restricted Payments"), except (i) Restricted Payments payable solely in shares of capital stock of CRI and (ii) cash dividends in respect to the 1995 Preferred Stock only in an aggregate amount not to exceed $627,000 in any twelve month period and only if both before the payment of such dividend and after giving effect to the payment of such dividend no Default or Event of Default shall have occurred and be continuing. For purposes of this Agreement, "capital stock" shall include capital stock (preferred, common or other) and any securities exchangeable for or convertible into capital stock and any warrants, rights or other options to purchase or otherwise acquire capital stock or such securities.

          1.16  The text of  Section  7.2(l)  is  replaced  with the  following:
"[intentionally omitted]"

          1.17 Section 8.3(c) is restated as follows:

               (c) Third, to the Banks on a pro rata basis in accordance with the Bank Obligations consisting of interest and principal owing to the Banks under the Bank Obligation, with any obligations owing to any Bank pursuant to any Swap Agreement to which it is a party (whether pursuant to a termination thereof or otherwise) and with any reimbursement obligations or other liabilities owing to any Bank pursuant to any Letter of Credit, for application to payment of such liabilities;

          1.18 Section 8.4 is amended by (a) deleting reference therein to "the L/C Banks" and substituting "any of the Banks" in place thereof and (b) and adding the following to the end thereof: "The Borrowers acknowledge and agree that all reimbursement and other obligations and liabilities pursuant to any Letters of Credit issued by any Bank for the account of any Borrower are secured by all Collateral and the Security Documents, provided that such Letter of Credit was allowed by Section 7.2(d)(iii) and the Agent received notice of such Letter of Credit prior to its issuance."

          1.19 All parties hereto acknowledge and agree that the Borrowing Base as of the date hereof is redetermined to be $166,000,000.

ARTICLE II. REPRESENTATIONS. Each of the Borrowers represents and warrants to the Agent, the Co- Agent and the Banks that:


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


          2.1 The execution, delivery and performance of this Amendment is within its powers, has been duly authorized and is not in contravention with any law, of the terms of its Articles of Incorporation or By-laws, or any agreement or undertaking to which it is a party or by which it is bound.

          2.2 This Amendment is the legal, valid and binding obligation of it, enforceable against it in accordance with the terms hereof.

          2.3 After giving effect to the amendments herein contained, the representations and warranties contained in Section 6 of the Credit Agreement are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

          2.4 No Event of Default or Default exists or has occurred and is continuing on the date hereof.

ARTICLE III.  CONDITIONS OF EFFECTIVENESS.

          3.1 This Amendment shall not become effective until it is signed by the Borrowers and the Banks and each Borrower shall have delivered to the Agent a certified resolution approving this Amendment.

ARTICLE IV.  MISCELLANEOUS.

          4.1 References in the Credit Agreement or in any note, certificate, instrument or other document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time.

          4.2 The Borrower agrees to pay and to save the Agent harmless for the payment of all costs and expenses arising in connection with this Amendment, including the reasonable fees of counsel to the Agent in connection with preparing this Amendment and the related documents.

          4.3 Except as expressly amended hereby, the Borrowers agree that the Loan Documents are ratified and confirmed and shall remain in full force and effect and that they have no set off, counterclaim, defense or any other claim or dispute with respect to any of the foregoing. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

          4.4 This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

          IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of February 4, 1997.


                          COMSTOCK RESOURCES, INC.


                          By:      /s/M. JAY ALLISON
                               ________________________________
                                   M. Jay Allison, its president and chief
                                   executive officer

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


                          COMSTOCK OIL & GAS, INC.

                          By:      /s/M. JAY ALLISON
                               ________________________________
                                   Jay Allison, its president and chief
                                            executive officer

                          COMSTOCK OIL & GAS - LOUISIANA, INC.

                          By:      /s/M. JAY ALLISON
                                 ________________________________
                                   M. Jay Allison, its president and chief
                                   executive officer

                          COMSTOCK OFFSHORE ENERGY, INC.

                          By:      /s/M. JAY ALLISON
                                 ________________________________
                                   M. Jay Allison, its president and chief
                                   executive officer

                          BLACK STONE OIL COMPANY

                          By:      /s/M. JAY ALLISON
                                 ________________________________
                                   M. Jay Allison, its president and chief
                                   executive officer

                          THE FIRST NATIONAL BANK OF CHICAGO,
                          as a Bank and as Agent

                          By:      /s/GEORGE R. SCHANZ
                                 ______________________________
                              Its: Vice President

                          BANK ONE, TEXAS, NA,
                          as a Bank and as Co-Agent

                          By:      /s/MIKE MITCHELL
                                 ________________________________
                          Its:     Vice President

                          BANK OF MONTREAL, as a Bank and a Lead Manager

                          By:      /s/ROBERT ROBERTS
                                 ________________________________
                              Its: Director, U.S. Corporate Banking

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

                          ABN-AMRO BANK N.V.
                          By: ABN AMRO NORTH AMERICA INC.,
                                   as agent

                          By:      /s/CHARLES W. RANDALL
                                 ________________________________
                              Its: Senior Vice President and Managing Director

                          And:     /s/W, BRYAN CHAPMAN
                                 ________________________________
                              Its: Vice President and Director

                          THE FIRST NATIONAL BANK OF BOSTON

                          By:      /s/RICHARD A. LOW
                                 ________________________________
                              Its: Division Executive

                          BANQUE PARIBAS

                          By:      /s/BARTON D. SCHOUEST
                                 ________________________________
                              Its: Vice President

                          And:     /s/MARK M. GREEN
                                 ________________________________
                              Its: Vice President

                          CREDIT LYONNAIS NEW YORK BRANCH

                          By:      /s/PASCAL POUPELLE
                                 ________________________________
                              Its: Senior Vice President

                          CHRISTIANIA BANK OG KREDITKASSE

                          By:      /s/WILLIAM S. PHILLIPS
                                 ________________________________

                              Its: Vice President

                          And:     /s/PETER M. DODGE
                                 ________________________________

                              Its: First Vice President

                          TORONTO DOMINION (TEXAS), INC.

                          By:      /s/FREDERIC HAWLEY
                                 ________________________________

                              Its: Vice President


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


                          MEESPIERSON N.V.

                          By:      /s/KAREL LOUMAN
                                 ________________________________
                                   Karel Louman
                              Its: Vice President

                          NATIONAL BANK OF CANADA, NEW YORK
                                            BRANCH

                          By:      /s/BILL HANDLEY
                                  ________________________________

                              Its: Vice President

                          By:      /s/DOUG CLARK
                                  ________________________________

                              Its: Vice President


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